UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 14, 2020 (May 8, 2020)
COLGATE-PALMOLIVE COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 310-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.000% Notes due 2021	CL21A	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) The Company’s Annual Meeting of Stockholders was held on May 8, 2020. The matters voted on and the results of the vote were as follows.

(b) The Company’s stockholders voted on the matters set forth below.

1.John P. Bilbrey, John T. Cahill, Lisa M. Edwards, Helene D. Gayle, C. Martin Harris, Martina Hund-Mejean, Lorrie M. Norrington, Michael B. Polk, Stephen I. Sadove, and Noel R. Wallace were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Bilbrey	643,461,155	3,086,155	1,207,844	81,973,880
John T. Cahill	611,862,123	34,694,702	1,198,329	81,973,880
Lisa M. Edwards	643,732,571	2,912,918	1,109,665	81,973,880
Helene D. Gayle	625,382,962	21,338,543	1,033,649	81,973,880
C. Martin Harris	604,873,976	41,420,571	1,460,607	81,973,880
Martina Hund-Mejean	644,492,951	2,215,637	1,046,566	81,973,880
Lorrie M. Norrington	610,471,711	36,162,085	1,121,358	81,973,880
Michael B. Polk	630,261,292	15,534,234	1,956,628	81,973,880
Stephen I. Sadove	580,597,877	65,862,397	1,294,880	81,973,880
Noel R. Wallace	602,034,703	38,813,664	6,906,787	81,973,880

2.The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
712,231,295	15,921,768	1,575,971	0

3.A non-binding advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
605,000,994	39,835,993	2,918,167	81,973,880

4.A stockholder proposal regarding independent Board Chairman was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
296,683,774	347,280,462	3,790,918	81,973,880
5.A stockholder proposal regarding reducing the ownership threshold to call special stockholder meetings to 10% was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
291,929,160	351,456,148	4,369,846	81,973,880

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 14, 2020	By: /s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary
3